UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 7, 2007
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Date of Report
(Date of Earliest Event Reported)

IMAGING DIAGNOSTIC SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

6531 NW 18TH COURT
PLANTATION, FL 33313
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(Address of principal executive offices)

(954) 581-9800
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(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

Item 5.02           Amendments to the Company’s Code of Ethics, or Waiver of a Provision of the Code of Ethic

On November 7, 2007, the Company’s Board of Directors adopted an amended Code of Conduct expanding its scope to cover all Associates.  For purposes of this Code of Conduct the word “Associate(s)” includes full and part time employees, officers, directors, consultants, distributors and agents of Imaging Diagnostic Systems, Inc.  This amended Code of Conduct replaces the Company’s former “Code of Business Conduct”, which was adopted on May 7, 2003.

A copy of the amended Code of Conduct is attached as Exhibit 14.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

(c) Exhibits

14.2	Code of Conduct of Imaging Diagnostic Systems, Inc. dated November 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Date: November 14, 2007	By:	/s/ Allan L. Schwartz
Allan L. Schwartz
Executive Vice President and
Chief Financial Officer